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                                                                    EXHIBIT 99.1

[NEXTERA LOGO]

                                                FOR IMMEDIATE RELEASE

Contact:
Michael Muldowney
President and Chief Financial Officer
Nextera Enterprises
(617) 262-0055

              NEXTERA ANNOUNCES 2005 FIRST QUARTER RESULTS

BOSTON, MA - APRIL 25, 2005 - Nextera Enterprises, Inc. (OTC: NXRA) today reported results for the first quarter ended March 31, 2005.

In the 2005 first quarter, Nextera recorded a net loss of $0.5 million, or $0.02 per share. In the 2004 first quarter, Nextera recorded a net loss of $0.7 million, or $0.02 per share.

At the end of the first quarter 2005, Nextera had approximately $16.3 million of cash on hand. The Company has loss carryforwards of approximately $52.0 million at March 31, 2005. A full valuation allowance is maintained on the Company's deferred tax assets, which includes the loss carryforwards, due to the uncertainty of utilization of the future tax benefits.

Currently, Nextera has no operating business, however, the Company is actively engaged in the process of identifying acquisition candidates and related activities. The Company has retained Lane, Berry & Co. International as its financial advisor to assist in these efforts. If Nextera is unable to acquire new business operations, it will commence a process to liquidate, however, no timeframe has been set for completion of its acquisition efforts. If the Company decides to liquidate, it expects to commence liquidation proceedings shortly thereafter. In the absence of an acquisition, the Company expects to incur a loss in the 2005 second quarter of approximately $0.5 million.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS (AS SUCH TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995) RELATING TO NEXTERA ENTERPRISES THAT ARE BASED ON THE BELIEFS OF NEXTERA'S MANAGEMENT. ANY STATEMENTS CONTAINED IN THIS PRESS RELEASE THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE BASED ON MANY IMPORTANT FACTORS THAT MAY BE OUTSIDE OF NEXTERA'S CONTROL, CAUSING ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SUGGESTED. SUCH FACTORS INCLUDE, BUT ARE NOT LIMITED TO, OUR ABILITY TO UTILIZE OUR NET OPERATING LOSS CARRYFORWARDS AND NEW BUSINESS ACQUISITION EFFORTS. FURTHER INFORMATION ON THESE AND OTHER POTENTIAL FACTORS THAT COULD AFFECT NEXTERA'S FINANCIAL AND OPERATING RESULTS ARE INCLUDED IN NEXTERA'S 10-K FILED ON MARCH 25, 2005 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      # # #
                                                    699 Boylston Street
                                                    Boston, MA 02116
                                                    617.262.0055 617.262.7105fax
                                                    www.nextera.com
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                            NEXTERA ENTERPRISES, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                (amounts in thousands, except per share amounts)

                                                                        Three Months Ended
                                                                 March 31, 2005     March 31, 2004
                                                                ----------------   ----------------
                                                                            (unaudited)
Net revenues                                                    $           -      $           -
Cost of revenues                                                            -                  -
                                                                ----------------   ----------------
  Gross profit                                                              -                  -
Selling, general and administrative expenses                                565                760
                                                                ----------------   ----------------
  Operating loss                                                           (565)              (760)
Interest income, net                                                         59                 40
                                                                ----------------   ----------------
  Loss from continuing operations before income taxes                      (506)              (720)
Provision for income taxes                                                    6                -
                                                                ----------------   ----------------
  Loss from continuing operations                                          (512)              (720)
Income from discontinued operations                                          21                -
                                                                ----------------   ----------------
  Net loss                                                      $          (491)   $          (720)
Preferred stock dividends                                                   (78)               (73)
                                                                ----------------   ----------------
  Net loss applicable to common stockholders                    $          (569)   $          (793)
                                                                ================   ================
Net loss per common share, basic and diluted
  from Continuing operations                                    $         (0.02)   $         (0.02)
    Discontinued operations                                                 -                 -
                                                                ----------------   ----------------
Net loss per common share, basic and diluted                    $         (0.02)   $         (0.02)
                                                                ================   ================
Weighted average common shares outstanding, basic and diluted            33,870              33,870

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                            NEXTERA ENTERPRISES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                             (amounts in thousands)

                                                                 March 31, 2005     December 31, 2004
ASSETS                                                          ----------------   -------------------
                                                                            (unaudited)
CURRENT ASSETS:
Cash and cash equivalents                                       $         16,291   $            16,713
Other current assets                                                         350                   474
                                                                ----------------   -------------------
  Total current assets                                                    16,641                17,187

Other assets                                                                 104                    39
                                                                ----------------   -------------------
  Total assets                                                  $         16,745   $            17,226
                                                                ================   ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses                           $            852   $               843
Other current liabilities                                                    258                   258
                                                                ----------------   -------------------
  Total current liabilities                                                1,110                 1,101

Other long-term liabilities                                                  870                   870
                                                                ----------------   -------------------
Total stockholders' equity                                                14,765                15,255
                                                                ----------------   -------------------
Total liabilities and stockholders' equity                      $         16,745   $            17,226
                                                                ================   ===================